EXHIBIT 99.3

Press Release
www.shire.com

BLOCK LISTING SIX MONTHLY RETURN

November 23, 2018 - Shire plc (LSE: SHP, NASDAQ: SHPG)

Name of applicant:		Shire plc
Name of scheme:		Shire Sharesave Scheme
Period of return:	From:	May 23, 2018	To:	November 22, 2018
Balance of unallotted securities under scheme(s) from previous return:		159,388
Plus: The amount by which the block scheme(s) has been increased since the date of the last return (if any increase has been applied for):		Nil
Less: Number of securities issued/allotted under scheme(s) during period (see LR3.5.7G):		Nil
Equals: Balance under scheme(s) not yet issued/allotted at end of period:		159,388

Name of applicant:		Shire plc
Name of scheme:		Shire Portfolio Share Plan
Period of return:	From:	May 23, 2018	To:	November 22, 2018
Balance of unallotted securities under scheme(s) from previous return:		168,594
Plus: The amount by which the block scheme(s) has been increased since the date of the last return (if any increase has been applied for):		Nil
Less: Number of securities issued/allotted under scheme(s) during period (see LR3.5.7G):		25,472
Equals: Balance under scheme(s) not yet issued/allotted at end of period:		143,122

Name of applicant:		Shire plc
Name of scheme:		Shire Employee Stock Purchase Plan
Period of return:	From:	May 23, 2018	To:	November 22, 2018
Balance of unallotted securities under scheme(s) from previous return:		237,698
Plus: The amount by which the block scheme(s) has been increased since the date of the last return (if any increase has been applied for):		Nil
Less: Number of securities issued/allotted under scheme(s) during period (see LR3.5.7G):		Nil
Equals: Balance under scheme(s) not yet issued/allotted at end of period:		237,698

Registered in Jersey, No. 99854, 22 Grenville Street, St Helier, Jersey JE4 8PX

Name of applicant:		Shire plc
Name of scheme:		Shire Long Term Incentive Plan 2015
Period of return:	From:	May 23, 2018	To:	November 22, 2018
Balance of unallotted securities under scheme(s) from previous return:		1,860,982
Plus: The amount by which the block scheme(s) has been increased since the date of the last return (if any increase has been applied for):		Nil
Less: Number of securities issued/allotted under scheme(s) during period (see LR3.5.7G):		31,044
Equals: Balance under scheme(s) not yet issued/allotted at end of period:		1,829,938

Name of applicant:		Shire plc
Name of scheme:		Shire Global Employee Stock Purchase Plan
Period of return:	From:	May 23, 2018	To:	November 22, 2018
Balance of unallotted securities under scheme(s) from previous return:		800,445
Plus: The amount by which the block scheme(s) has been increased since the date of the last return (if any increase has been applied for):		Nil
Less: Number of securities issued/allotted under scheme(s) during period (see LR3.5.7G):		613,935
Equals: Balance under scheme(s) not yet issued/allotted at end of period:		186,510

Name of applicant:		Shire plc
Name of scheme:		Baxalta Exchange Awards
Period of return:	From:	May 23, 2018	To:	November 22, 2018
Balance of unallotted securities under scheme(s) from previous return:		13,609,372
Plus: The amount by which the block scheme(s) has been increased since the date of the last return (if any increase has been applied for):		Nil
Less: Number of securities issued/allotted under scheme(s) during period (see LR3.5.7G):		1,291,074
Equals: Balance under scheme(s) not yet issued/allotted at end of period:		12,318,298

Registered in Jersey, No. 99854, 22 Grenville Street, St Helier, Jersey JE4 8PX

Name of applicant:		Shire plc
Name of scheme:		Combined block listing in respect of the Shire Portfolio Share Plan, the Shire Long Term Incentive Plan 2015 and the Shire Global Employee Stock Purchase Plan.
Period of return:	From:	May 23, 2018	To:	November 22, 2018
Balance of unallotted securities under scheme(s) from previous return:		3,000,000
Plus: The amount by which the block scheme(s) has been increased since the date of the last return (if any increase has been applied for):		Nil
Less: Number of securities issued/allotted under scheme(s) during period (see LR3.5.7G):		Shire Portfolio Share Plan: Nil Shire Long Term Incentive Plan 2015: Nil Shire Global Employee Stock Purchase Plan: Nil
Equals: Balance under scheme(s) not yet issued/allotted at end of period:		3,000,000

Sarah Rixon
Senior Company Secretarial Assistant
For further information please contact:

Investor Relations
Christoph Brackmann	christoph.brackmann@shire.com	+41 41 288 41 29
Sun Kim	sun.kim@shire.com	+1 617 588 8175
Scott Burrows	scott.burrows@shire.com	+41 41 288 4195

Media
Katie Joyce	kjoyce@shire.com	+1 781 482 2779

NOTES TO EDITORS
About Shire
Shire is the global biotechnology leader serving patients with rare diseases and specialized conditions. We seek to push boundaries through discovering and delivering new possibilities for patient communities who often have few or no other champions. Relentlessly on the edge of what’s next, we are serial innovators with a diverse pipeline offering fresh thinking and new hope. Serving patients and partnering with healthcare communities in over 100 countries, we strive to be part of the entire patient journey to enable earlier diagnosis, raise standards of care, accelerate access to treatment, and support patients. Our diverse portfolio of therapeutic areas includes Immunology, Hematology, Genetic Diseases, Neuroscience, Internal Medicine, and Ophthalmics.

Championing patients is our call to action - it brings the opportunity - and responsibility - to change people’s lives.

www.shire.com

Registered in Jersey, No. 99854, 22 Grenville Street, St Helier, Jersey JE4 8PX